Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

RESTATEMENT

NET SALES RECONCILIATION

(dollars in millions)

	Full Year
	2003	2002	2001
Net Sales, 2003 as previously disclosed; 2002 and 2001 as previously reported	$20,671	$18,119	$17,987

Adjustments
WIC rebates accrual	88	(4)	(1)
Goods in transit	99	(9)	55
Other net sales adjustments	11	14	3
Reclassification from Other expense, net	25	(14)	—

Net Sales, 2003 as reported; 2002 and 2001 as restated	$20,894	$18,106	$18,044

BRISTOL-MYERS SQUIBB COMPANY

RESTATEMENT RECONCILIATION

EARNINGS FROM CONTINUING OPERATIONS

INCLUDING SPECIFIED ITEMS

(dollars in millions, except earnings per share)

	Full Year
	2003	2002	2001
Earnings from Continuing Operations, 2003 as previously disclosed; 2002 and 2001 as previously reported	$2,952	$2,034	$2,043

Diluted Earnings per Common Share from Continuing Operations, 2003 as previously disclosed; 2002 and 2001 as previously reported	$1.51	$1.05	$1.04

Adjustments
WIC rebates accrual	88	(4)	(1)
Goods in transit	73	(5)	46
Other net sales adjustments	(20)	14	5
International pensions and employee benefit plan accrual	77	—	4
Intercompany accounts	29	—	—
Other marketing, selling and administrative adjustments	(12)	8	3
Intercompany foreign exchange gains and losses	8	(28)	(90)
Other restatement items	(20)	8	1
Post closing litigation accrual	(25)
Adjustments to minority interest, net of taxes	49	(6)	(4)
Provision for income taxes	(93)	46	(136)

Earnings from Continuing Operations, 2003 as reported; 2002 and 2001 as restated	$3,106	$2,067	$1,871

Diluted Earnings per Common Share from Continuing Operations, 2003 as reported; 2002 and 2001 as restated	$1.59	$1.06	$0.95

BRISTOL-MYERS SQUIBB COMPANY

RESTATEMENT RECONCILIATION

(dollars in millions)

	Errors recorded in 2003 and disclosed in January 29, 2004 Earnings Release	Errors related to prior years which did not impact 2003 net earnings and were not disclosed in January 29, 2004 Earnings Release	Adjustments to errors recorded in 2003 and disclosed in January 29, 2004 Earnings Release	Total Restatement adjustments for the year ended December 31, 2003	Post Earnings Release adjustment to 2003 earnings from continuing operations	Total restatement and post Earnings Release adjustments to 2003 earnings	Restatement adjustment related to 2002	Restatement adjustment related to 2001	Restatement adjustments related to Retained Earnings as of January 31, 2001
WIC rebates accrual	$65	$—	$23	$88	$—	$88	$(4)	$(1)	$(83)
Goods in transit	—	73	—	73	—	73	(5)	46	(114)
Other net sales adjustments	(29)	4	5	(20)	—	(20)	14	5	1
International pension and employee benefit plan accrual	65	—	10	75	2	77	—	4	(46)
Intercompany accounts	29	—	—	29	—	29	—	—	(29)
Other marketing, selling and administrative adjustments	(11)	—	(1)	(12)	—	(12)	8	3	1
Intercompany foreign exchange gains and losses	—	8	—	8	—	8	(28)	(90)	(53)
Other restatement items	(22)	—	2	(20)	—	(20)	8	1	(8)
Post closing litigation accrual	—	—	—	—	(25)	(25)	—	—	—

Total pre-tax adjustments	97	85	39	221	(23)	198	(7)	(32)	(331)
Adjustments to minority interest, net of taxes	49	—	—	49	—	49	(6)	(4)	(39)
Provision for income taxes	—	—	(87)	(87)	(6)	(93)	46	(136)	114
Discontinued operations	—	—	—	—	—	—	38	—	—

Total Net Earnings impact	$146	$85	$(48)	$183	$(29)	$154	$71	$(172)	$(256)

BRISTOL-MYERS SQUIBB COMPANY

RESTATEMENT

NET SALES RECONCILIATION

(dollars in millions)

	2003
	Q1	Q2	Q3	Q4	Total Year
Net Sales, fourth quarter and total year as previously disclosed; first, second and third quarters as previously reported	$4,711	$5,052	$5,337	$5,571	$20,671

Adjustments
WIC rebates accrual	4	84	—	—	88
Goods in transit	2	(7)	10	94	99
Other net sales adjustments	11	—	—	—	11
Reclassification from Other expense, net	—	—	25	—	25

Net Sales, fourth quarter and total year as reported; first, second and third quarters as restated	$4,728	$5,129	$5,372	$5,665	$20,894

BRISTOL-MYERS SQUIBB COMPANY

RESTATEMENT RECONCILIATION

EARNINGS FROM CONTINUING OPERATIONS

INCLUDING SPECIFIED ITEMS

(dollars in millions, except earnings per share)

	2003
	Q1	Q2	Q3	Q4	Total Year
Earnings from Continuing Operations, fourth quarter and total year as previously disclosed; first, second and third quarters as previously reported	$761	$878	$884	$429	$2,952

Diluted Earnings per Common Share from Continuing Operations, fourth quarter and total year as previously disclosed; first, second and third quarters as previously reported *	$0.39	$0.45	$0.45	$0.22	$1.51

Adjustments
WIC rebates accrual	4	84	—	—	88
Goods in transit	1	(4)	8	68	73
Other net sales adjustments	6	(16)	(8)	(2)	(20)
International pensions and employee benefit plan accrual	—	1	1	75	77
Intercompany accounts	—	—	31	(2)	29
Other marketing, selling and administrative adjustments	(4)	(25)	13	4	(12)
Intercompany foreign exchange gains and losses	44	(6)	(34)	4	8
Other restatement items	(8)	(3)	(4)	(5)	(20)
Post closing litigation accrual	—	—	—	(25)	(25)
Adjustments to minority interest, net of taxes	—	—	49	—	49
Provision for income taxes	(12)	(7)	(34)	(40)	(93)

Earnings from Continuing Operations, fourth quarter and total year as reported; first, second and third quarters as restated	$792	$902	$906	$506	$3,106

Diluted Earnings per Common Share from Continuing Operations, fourth quarter and total year as reported; first, second and third quarters as restated *	$0.41	$0.46	$0.47	$0.26	$1.59

*	- amounts may not add due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

(dollars in millions)

	2003
	Q1		Q2		Q3		Q4		TOTAL YEAR
	As Previously Reported*	As Restated	As Previously Reported*	As Restated	As Previously Reported*	As Restated	As Previously Disclosed**	As Reported	As Previously Disclosed**	As Reported
Net Sales	$4,711	$4,728	$5,052	$5,129	$5,337	$5,372	$5,571	$5,665	$20,671	$20,894

Cost of products sold	1,685	1,709	1,796	1,852	1,908	1,929	2,080	2,102	7,575	7,592
Marketing, selling, and administrative	1,032	1,100	1,058	1,147	1,118	1,151	1,289	1,262	4,578	4,660
Advertising and product promotion	364	315	418	354	375	332	464	415	1,609	1,416
Research and development	476	475	530	524	568	565	714	715	2,279	2,279
Provision for restructuring and other items	12	12	(17)	(7)	13	13	8	8	16	26
Litigation charges, net	(21)	(21)	(41)	(41)	(4)	(4)	240	265	174	199
Equity in net income of affiliates	—	(22)	—	(48)	—	(54)	(26)	(27)	(102)	(151)
Other expense, net	88	(3)	143	101	67	79	(29)	2	71	179

Total expenses	3,636	3,565	3,887	3,882	4,045	4,011	4,740	4,742	16,200	16,200

Earnings from Continuing Operations
Before Minority Interest and Income Taxes	1,075	1,163	1,165	1,247	1,292	1,361	831	923	4,471	4,694
Provision for income taxes	294	316	248	262	317	345	277	292	1,173	1,215
Minority Interest, net of taxes	20	55	39	83	91	110	125	125	346	373

Net Earnings	$761	$792	$878	$902	$884	$906	$429	$506	$2,952	$3,106

*	- Q1 to Q3 as previously reported amounts are per 10-Qs and have not been reclassified to conform to current presentation.
**	- As previously disclosed in the January 29, 2004 press release.

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

INCLUDING SPECIFIED ITEMS

(dollars in millions)

	2002 Restated
	Q1	Q2	Q3	Q4	Total Year
Net Sales	$4,674	$4,097	$4,524	$4,811	$18,106

Cost of products sold	1,508	1,480	1,668	1,876	6,532
Marketing, selling, and administrative	924	1,016	993	1,191	4,124
Advertising and product promotion	236	301	263	343	1,143
Research and development	497	515	537	657	2,206
Acquired in-process research and development	160	—	7	2	169
Provision for restructuring and other items	(1)	2	(11)	24	14
Litigation charges, net	90	—	569	—	659
Gain on sale of businesses	(30)	—	—	—	(30)
Asset impairment charge for ImClone	—	—	379	—	379
Equity in net income of affiliates	(29)	(3)	(28)	(20)	(80)
Other expense, net	47	41	40	101	229

Total expenses	3,402	3,352	4,417	4,174	15,345

Earnings from Continuing Operations
Before Minority Interest and Income Taxes	1,272	745	107	637	2,761
Provision for income taxes	334	206	(263)	114	391
Minority Interest, net of taxes	85	62	60	96	303

Earnings from Continuing Operations	853	477	310	427	2,067

Discontinued Operations, net	14	—	18	38	70

Net Earnings	$867	$477	$328	$465	$2,137

	2003
	Restated Q1	Restated Q2	Restated Q3	Q4	Total Year
Net Sales	$4,728	$5,129	$5,372	$5,665	$20,894

Cost of products sold	1,709	1,852	1,929	2,102	7,592
Marketing, selling, and administrative	1,100	1,147	1,151	1,262	4,660
Advertising and product promotion	315	354	332	415	1,416
Research and development	475	524	565	715	2,279
Provision for restructuring and other items	12	(7)	13	8	26
Litigation charges, net	(21)	(41)	(4)	265	199
Equity in net income of affiliates	(22)	(48)	(54)	(27)	(151)
Other expense, net	(3)	101	79	2	179

Total expenses	3,565	3,882	4,011	4,742	16,200

Earnings from Continuing Operations
Before Minority Interest and Income Taxes	1,163	1,247	1,361	923	4,694
Provision for income taxes	316	262	345	292	1,215
Minority Interest, net of taxes	55	83	110	125	373

Earnings from Continuing Operations	$792	$902	$906	$506	$3,106

Discontinued Operations, net	—	—	—	—	—

Net Earnings	$792	$902	$906	$506	$3,106

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST

AND INCOME TAXES EXCLUDING SPECIFIED ITEMS

(dollars in millions)

	2002 Restated
	Q1	Q2	Q3	Q4	Total Year
Earnings from Continuing Operations Before Minority Interest and Income Taxes	$1,272	$745	$107	$637	$2,761

Specified items:
Acquired in-process research and development	160	—	7	2	169
Provision for restructuring/other	89	4	541	93	727
Asset impairment charge	—	—	379	—	379
Gain on sale of businesses/product lines	(30)	—	—	—	(30)

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items	$1,491	$749	$1,034	$732	$4,006

	2003
	Restated Q1	Restated Q2	Restated Q3	Q4	Total Year
Earnings from Continuing Operations Before Minority Interest and Income Taxes	$1,163	$1,247	$1,361	$923	$4,694

Specified items:
Provision for restructuring/other	26	4	55	110	195
Litigation (recoveries) charges	(21)	(41)	(4)	265	199

Earnings from Continuing Operations Before Minority Interest and Income Taxes Excluding Specified Items	$1,168	$1,210	$1,412	$1,298	$5,088

The above presentation contains non-GAAP earnings information adjusted to exclude certain costs, expenses, gains or losses and other specified items. Among the items in GAAP earnings but excluded for purposes of determining adjusted earnings are: gains or losses from sale of product lines, from sale or write-down of equity investments and from discontinued of operations; restructuring and similar charges; charges relating to significant legal proceedings; co-promotion or alliance charges and payments for in-process research and development which under GAAP are immediately expensed rather than amortized over the life of the agreement. This information is intended to enhance an investor’s overall understanding of the Company’s past financial performance and prospects for the future. For example, non-GAAP earnings per share information is an indication of the Company’s baseline performance before items that are considered by the Company to be not reflective of the Company’s operational results. In addition, this information is among the primary indicators the Company uses as a basis for evaluating Company performance, allocating resources, setting incentive compensation targets, and planning and forecasting for future periods. This information is not intended to be considered in isolation or as a substitute for diluted earnings per share prepared in accordance with GAAP.

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE FROM CONTINUING OPERATIONS*

EXCLUDING SPECIFIED ITEMS

	2002 Restated
	Q1	Q2	Q3*	Q4	Total Year
Diluted Earnings per Common Share from Continuing Operations	$0.43	$0.25	$0.16	$0.22	$1.06

Specified items:
Acquired in-process research and development	0.05	—	—	—	0.05
Provision for restructuring/other*	0.03	—	0.17	0.03	0.22
Asset impairment charge	—	—	0.12	—	0.13
Gain on sale of businesses/product lines	(0.01)	—	—	—	(0.01)
Tax issues	—	—	(0.12)	—	(0.12)

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items*	$0.50	$0.25	$0.34	$0.25	$1.33

	2003
	Restated Q1	Restated Q2	Restated Q3*	Q4	Total Year
Diluted Earnings per Common Share from Continuing Operations*	$0.41	$0.46	$0.47	0.26	$1.59

Specified items:
Provision for restructuring/other	0.01	—	0.02	0.04	0.07
Litigation (recoveries) charges	(0.01)	(0.01)	—	0.13	0.11

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items*	$0.41	$0.45	$0.48	0.43	$1.78

*	- amounts may not add due to rounding of individual calculations.

The above presentation contains non-GAAP earnings per share information adjusted to exclude certain costs, expenses, gains or losses and other specified items. Among the items in GAAP earnings but excluded for purposes of determining adjusted earnings are: gains or losses from sale of product lines, from sale or write-down of equity investments and from discontinued of operations; restructuring and similar charges; charges relating to significant legal proceedings; co-promotion or alliance charges and payments for in-process research and development which under GAAP are immediately expensed rather than amortized over the life of the agreement. This information is intended to enhance an investor’s overall understanding of the Company’s past financial performance and prospects for the future. For example, non-GAAP earnings per share information is an indication of the Company’s baseline performance before items that are considered by the Company to be not reflective of the Company’s operational results. In addition, this information is among the primary indicators the Company uses as a basis for evaluating Company performance, allocating resources, setting incentive compensation targets, and planning and forecasting for future periods. This information is not intended to be considered in isolation or as a substitute for diluted earnings per share prepared in accordance with GAAP.